SUMMARY PROSPECTUS
JOHNSON INSTITUTIONAL CORE BOND FUND
Fund Tickers
Class I: JIBFX
Class F: JIMFX
May 1, 2022

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800) 541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Johnson Mutual Funds Trust
3777 West Fork Road • Cincinnati, OH 45247
(513) 661-3100 • (800) 541-0170 • fax (513) 661-4901
www.johnsonmutualfunds.com

TICKER
CLASS I: JIBFX   CLASS F: JIMFX
FUND SUMMARY
INVESTMENT OBJECTIVE
A high level of income over the long term consistent with preservation of capital.
FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
	Class I	Class F
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1)
Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating
Expenses	0.30%	0.55%
Fee Waiver1	(0.05)%	(0.15)%
Total Annual Fund Operating
Expenses after Waiver	0.25%	0.40%

1
Effective May 1, 2022, the Adviser has contractually agreed to waive a portion (0.05%) of its management fees for the Johnson Institutional Core Bond Fund, at least through April 30, 2023, so that the Management Fee is 0.25% for the period. The Adviser may not unilaterally change the contract until May 1, 2023. Additionally, a portion (0.10%) of the 12b-1 fee is also being waived through April 30, 2023 for the Class F Shares.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:
	1 Year	3 Years	5 Years	10 Years
Johnson Institutional Core Bond Fund: Class I	$26	$91	$164	$376
Johnson Institutional Core Bond Fund: Class F	$41	$161	$292	$675
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.67% of the average value of its portfolio.
PRIMARY INVESTMENT STRATEGIES
The Fund’s strategy seeks to provide a diversified portfolio of investment grade bonds with the aggregate risk, return and income characteristics that are similar to those of broad bond market indices. Under normal conditions, the Fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities (including securities issued by government agencies), mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short term obligations. The Fund does not limit itself to securities of a particular maturity range but will normally maintain a dollar weighted duration between 4 and 8 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point.
PRINCIPAL RISKS
As with any mutual fund investment, the Fund’s returns may vary and you could lose money.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when

JOHNSON INSTITUTIONAL CORE BOND FUND | SUMMARY PROSPECTUS | MAY 1, 2022

interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.
Prepayment Risk —  The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Specific Maturity Risk —  The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.
Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Asset-Backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

JOHNSON INSTITUTIONAL CORE BOND FUND | SUMMARY PROSPECTUS | MAY 1, 2022

AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class I returns from year to year for the last 10 years. Although Class F shares would have similar annual returns to Class I shares, the returns for Class F shares would be different from Class I shares because they have different expenses. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
During the period shown, the highest return for a calendar quarter was 5.05 in the first quarter of 2020, and the lowest return was -4.01% in the first quarter of 2021.
For the Periods ended December 31, 2021	1 Year	5 Years	10 Years
Class I
Return Before Taxes	-2.04%	3.99%	3.45%
Return After Taxes on Distributions	-2.73%	2.91%	2.19%
Return After Taxes on Distributions and Sale of Fund Shares	-1.21%	2.61%	2.14%
Barclays Capital Aggregate Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
Class F	1 Year	Since Inception*
Return Before Taxes	-2.15%	4.83%
Return After Taxes on Distributions	-2.55%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares	-1.27%	3.40%
Barclays Capital Aggregate Index (reflects no deduction for fees, expenses or taxes)	-1.54%	4.60%

*
Inception Date May 1, 2018.

The Barclays Capital Aggregate Index is the primary benchmark.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The Fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been a member of the Fund management team since 2003 and the team leader since 2013. Jason Jackman, CFA, has been a member of the Fund management team since its inception. Brandon Zureick, CFA, has been a member of the management team since 2014. David Theobald, CFA, has been a member of the management team since 2016. Ryan Martin, CFA has been a member of the management team since 2022.

JOHNSON INSTITUTIONAL CORE BOND FUND | SUMMARY PROSPECTUS | MAY 1, 2022

PURCHASE OR SALE OF FUND SHARES
Shares may be purchased or redeemed at the Fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Class I Shares is $1,000,000, and for the Class F Shares is $500,000. The minimum for additional purchases is $100. The Adviser may, in its sole discretion, waive these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund’s Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.
TAX INFORMATION
Dividends and capital gain distributions you receive are subject to federal income taxes and may also be subject to state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related series. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.